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                                                                Exhibit 99.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the inclusion of our reports dated 17 January 1994, 3 January 1995 and 17 November 1995 related to the consolidated financial statements of Trimco Group PLC in the Current Report on Form 8-K of Alpharel, Inc., and the incorporation by reference of such reports into Alpharel Inc.'s Registration Statement on Form S-3 (Registration No. 33-43223), and into Alpharel Inc.'s Registration Statements on Form S-8 (Registration Nos. 33-43451, 33-77224 and 33-83330).


                                     GANE JACKSON SCOTT

                                     Chartered Accountants


London
17 November 1995